                                   COMMCOCCC, INC.
                                 CCC MILLIMETER, L.P.
                       COLUMBIA MILLIMETER COMMUNICATIONS, L.P.
                             COLUMBIA CAPITAL CORPORATION
                                    COMMCO, L.L.C.
                                201 North Union Street
                             Alexandria, Virginia  22314


                                   October 15, 1996

Advanced Radio Technologies Corporation
Advanced Radio Telecom Corp.
500 108th Street, N.E., Suite 2600
Bellevue, Washington  98004

Ladies/Gentlemen:

    Reference is hereby made to the Asset Acquisition Agreement and Plan of Reorganization dated as of July 3, 1996, as amended by Amendment No. 1 ("AMENDMENT NO. 1") dated as of October 15, 1996 (as so amended, the "AGREEMENT"), by and among CommcoCCC, Inc. ("COMMCOCCC"), CCC Millimeter, L.P., Columbia Millimeter Communications, L.P., Columbia Capital Corporation and Commco, L.L.C. (collectively, the "COMMCOCCC ENTITIES"), and Advanced Radio Technologies Corporation ("TECH") and Advanced Radio Telecom Corp. ("TELECOM" and, together with Tech, the "ART COMPANIES").

    WHEREAS, in a letter dated July 26, 1996 (the "JULY 26 LETTER"), the CommcoCCC Entities set forth their understanding with respect to the satisfaction of a condition to the obligation of the CommcoCCC Entities to consummate the transactions contemplated by the Agreement;

    WHEREAS, the transactions contemplated by the July 26 Letter were postponed;

    WHEREAS, to induce the ART Companies to enter into Amendment No. 1, the CommcoCCC Entities have again agreed to set forth their understanding with respect to the satisfaction of a condition to the obligation of the CommcoCCC Entities to consummate the transactions contemplated by the Agreement.

    NOW THEREFORE, in consideration of the foregoing and the mutual promises herein contained, and for other good and valuable consideration, the receipt and adequacy of which is acknowledged by each of the parties hereto, the parties agree as follows:

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         1.   CAPITALIZED TERMS.  Capitalized terms used herein and not
otherwise defined shall have the meanings set forth in the Agreement.

         2. TERMINATION. The CommcoCCC Entities and the ART Companies agree that the July 26 Letter is hereby terminated and shall have no further force and effect.

         3. SATISFACTION OF CLOSING CONDITION. Notwithstanding anything to the contrary contained in the Agreement or in any other correspondence, the CommcoCCC Entities hereby agree that the condition contained in Section 9.9 of the Agreement to the obligations of the CommcoCCC Entities to consummate the Acquisition in accordance with the Agreement shall be satisfied if Tech shall have (i) consummated a public offering of the Tech Common Stock, with an aggregate price to the public of at least $41,250,000, and at a per share price to the public of at least $15.00 (on the basis of a 1-to-2.75 reverse stock split) and (ii) the ART Companies shall have received a written commitment for not less than $50 million of Senior Secured Notes due 1998 on terms substantially similar to those previously furnished to the CommcoCCC Entities.

         4. COUNTERPARTS. This agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which when taken together shall constitute one and the same instrument.

         5. ASSIGNMENT. This agreement may not be assigned by any CommcoCCC Entity without the prior written consent of the ART Companies.

    If the foregoing is in accordance with your understanding, please execute this letter in the space provided below, whereupon this letter shall constitute a binding agreement among the ART Companies and the CommcoCCC Entities.

                                       Very truly yours,

                                       CCC MILLIMETER, L.P.

                                       By:  Columbia Capital Corporation
                                              Its:  General Partner


                                       By: /s/ illegible
                                          ------------------------------------

                                        Its: Vice President
                                            ----------------------------------


                                         -2-

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                                       COLUMBIA MILLIMETER,
                                         COMMUNICATIONS, L.P.

                                       By:  Columbia Capital Corporation
                                              Its:  General Partner


                                       By: /s/ illegible
                                          ------------------------------------

                                        Its: Vice President
                                            ----------------------------------

                                       COLUMBIA CAPITAL CORPORATION

                                       By: /s/ illegible
                                          ------------------------------------

                                        Its: Vice President
                                            ----------------------------------

                                       COMMCO, L.L.C.

                                       By: /s/ illegible
                                          ------------------------------------

                                        Its:  President
                                            ----------------------------------

                                       COMMCOCCC, INC.

                                       By: /s/ illegible
                                          ------------------------------------

                                        Its: President
                                            ----------------------------------

                                       By: /s/ illegible
                                          ------------------------------------

                                        Its: Exec  V. President
                                            ----------------------------------


                                         -3-

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Accepted and agreed as of the
date first above written:

ADVANCED RADIO TECHNOLOGIES
 CORPORATION

By:
   --------------------------------

 Its: Executive Vice President - Finance

ADVANCED RADIO TELECOM CORP.

By:
   --------------------------------

 Its: Executive Vice President - Finance


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